EXHIBIT D

                     Form of Notice of Withdrawal of Tender

             (To be provided only to Investors that call and request
                                   the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                Regarding Limited Liability Company Interests in

                   BACAP ALTERNATIVE MULTI- STRATEGY FUND, LLC

                   Tendered Pursuant to the Offer to Purchase
                             Dated November 26, 2003


                   The Offer and withdrawal rights will expire
                    at, and this Notice of Withdrawal must be
             received by the Fund by, 12:00 midnight, Eastern Time,
         on Friday, December 26, 2003, unless the Offer is extended.

        Complete this Notice of Withdrawal and Return by Mail or Fax to:

                         Forum Shareholder Services, LLC
                               Fax: (207) 879-6206

                           For additional information:
                              Phone: (207 879-6093

Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its limited liability company interest in BACAP Alternative Multi-Strategy Fund, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_______________.

This tender was in the amount of:

          | |  Entire limited liability company interest.

          | | Portion of limited liability company interest expressed as a specific dollar value. $_____________

          | | Portion of limited liability company interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Signature(s):


For Individual Investors                  For Other Investors:
and Joint Tenants:

------------------------------------      ------------------------------------
Signature                                 Print Name of Investor
(Signature of Owner(s) Exactly as
Appeared on Investor Certification)


------------------------------------      ------------------------------------
Print Name of Investor                    Signature
                                          (Signature of Owner(s) Exactly as
                                          Appeared on Investor Certification)


------------------------------------      ------------------------------------
Joint Tenant Signature if necessary       Print Name of Signatory and Title
(Signature of Owner(s) Exactly as
Appeared on Investor Certification)


------------------------------------      ------------------------------------
Print Name of Joint Tenant                Co-signatory if necessary
                                          (Signature of Owner(s) Exactly as
                                          Appeared on Investor Certification)


                                          ------------------------------------
                                          Print Name and Title of Co-signatory

Date:_____________



03564.0004 #444792